UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 13, 2017 (February 7, 2017)

DIVERSICARE HEALTHCARE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12996	62-1559667
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)

1621 Galleria Boulevard Brentwood, TN 37027-2926
(Address of principal executive offices)

(615) 771-7575
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers: Election of Directors: Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.
(e)    Compensatory Arrangements of Certain Officers
2016 Bonuses
On February 7, 2017, the Compensation Committee recommended and the Board approved the payment of bonuses for the Named Executive Officers based upon the Company’s and their individual performance in 2016, as follows:

Named Executive Officer             2016 Bonus
Kelly J. Gill                    $ 606,000
Leslie D. Campbell                $ 399,960
James R. McKnight, Jr.            $ 366,630

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSICARE HEALTHCARE SERVICES, INC.

By:    /s/ James R. McKnight, Jr.
James R. McKnight, Jr.
Chief Financial Officer

Date:    February 13, 2017